                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant                      /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                     / /  Confidential for use of the Commission Only (as

/X/  Definitive Proxy Statement                           permitted by Rule 14a-6(e)(2))

/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                THE PILOT FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

     (1) Title of each class of securities to which transaction applies:

     -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -----------------------------------------------------------------------
     (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -----------------------------------------------------------------------

     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                ------------------------------

     (2) Form, Schedule or Registration No.:
                                            ------------------------------

     (3) Filing Party:
                      ------------------------------

     (4) Date Filed:
                    ------------------------------

                                THE PILOT FUNDS
                     PILOT SMALL CAPITALIZATION EQUITY FUND
                      PILOT SHORT-TERM U.S. TREASURY FUND
                    PILOT SHORT-TERM DIVERSIFIED ASSETS FUND
                  PILOT SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
                   PILOT MISSOURI SHORT-TERM TAX-EXEMPT FUND
                               PILOT GROWTH FUND
                       PILOT DIVERSIFIED BOND INCOME FUND
                        PILOT INTERNATIONAL EQUITY FUND
                          PILOT GROWTH AND INCOME FUND
                            PILOT EQUITY INCOME FUND
               PILOT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
                     PILOT U.S. GOVERNMENT SECURITIES FUND
                     PILOT INTERMEDIATE MUNICIPAL BOND FUND
                           PILOT MUNICIPAL BOND FUND

                               3435 STELZER ROAD
                               COLUMBUS, OH 43219


                                                               November 12, 1996


Dear Shareholders:

     You are cordially invited to attend the combined special meeting of the Pilot Small Capitalization Equity Fund, Pilot Short-Term U.S. Treasury Fund, Pilot Short-Term Diversified Assets Fund, Pilot Short-Term Tax-Exempt Diversified Fund, Pilot Missouri Short-Term Tax-Exempt Fund, Pilot Growth Fund, Pilot Diversified Bond Income Fund, Pilot International Equity Fund, Pilot Growth and Income Fund, Pilot Equity Income Fund, Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund, and Pilot Municipal Bond Fund (each a "Fund" and together, the "Funds") of The Pilot Funds (the "Trust"), which will be held on December 18, 1996 at 10:00 a.m. at the offices of BISYS Fund Services, Inc., 3435 Stelzer Rd., Columbus, Ohio. The matters to be acted upon are described in the attached Notice and Proxy Statement.


     On August 29, 1996, Boatmen's Bancshares, Inc. ("Bancshares"), the parent of Boatmen's Trust Company ("Boatmen's), the Funds' investment adviser, entered into an Agreement and Plan of Merger (the "Merger Agreement") with NationsBank Corporation ("NationsBank"). The Merger Agreement provides that Bancshares will merge with and into a wholly-owned subsidiary of NationsBank (the "Merger"). It is currently expected that the Merger will be consummated in January, 1997.



     NationsBank manages or otherwise oversees the investment of over $64 billion in assets belonging to a wide range of clients, including the Nations Fund family of mutual funds, which funds had assets of $19 billion as of September 30, 1996.



     In anticipation of the Merger and to facilitate the investment management of assets and the delivery of shareholder services to the Trust, the Trustees of your Funds are proposing for your approval, new investment advisory arrangements with Boatmen's and also, in the case of Pilot International Equity Fund, new investment management arrangements with Kleinwort Benson Investment Management Americas Inc.


     Although we would like very much to have each shareholder attend the meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign and return the enclosed proxy card or cards promptly. A postage-paid envelope is enclosed for this purpose.

     If you return your proxy or proxies promptly you can help your Fund avoid the expense of follow-up mailings to achieve a quorum. If your shares in a Fund are held in street name, your bank or broker can vote your shares, but may do so only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today. If you decide between now and the meeting that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting.


     We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.


                                          Sincerely,

                                       /s/ William J. Tomko
                                       -------------------------
                                       William J. Tomko
                                       President
                                       The Pilot Funds

                                THE PILOT FUNDS
                     PILOT SMALL CAPITALIZATION EQUITY FUND
                      PILOT SHORT-TERM U.S. TREASURY FUND
                    PILOT SHORT-TERM DIVERSIFIED ASSETS FUND
                  PILOT SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
                   PILOT MISSOURI SHORT-TERM TAX-EXEMPT FUND
                               PILOT GROWTH FUND
                       PILOT DIVERSIFIED BOND INCOME FUND
                        PILOT INTERNATIONAL EQUITY FUND
                          PILOT GROWTH AND INCOME FUND
                            PILOT EQUITY INCOME FUND
               PILOT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
                     PILOT U.S. GOVERNMENT SECURITIES FUND
                     PILOT INTERMEDIATE MUNICIPAL BOND FUND
                           PILOT MUNICIPAL BOND FUND

                               3435 STELZER ROAD
                               COLUMBUS, OH 43219
       -----------------------------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 18, 1996
       -----------------------------------------------------------------

     Notice is hereby given that a combined special meeting (the "Meeting") of shareholders of Pilot Small Capitalization Equity Fund, Pilot Short-Term U.S. Treasury Fund, Pilot Short-Term Diversified Assets Fund, Pilot Short-Term Tax-Exempt Diversified Fund, Pilot Missouri Short-Term Tax-Exempt Fund, Pilot Growth Fund, Pilot Diversified Bond Income Fund, Pilot International Equity Fund, Pilot Growth and Income Fund, Pilot Equity Income Fund, Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund, and Pilot Municipal Bond Fund (each a "Fund" and together, the "Funds"), each of which is a series of The Pilot Funds (the "Trust"), will be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Rd., Columbus, Ohio, on December 18, 1996 at 10:00 a.m., Eastern time, for the following purposes:

          1A. To approve proposed new Investment Advisory Agreements between the Trust, on behalf of each Fund, and Boatmen's Trust Company as set forth in the accompanying Proxy Statement.


          1B. To approve a proposed new Investment Management Agreement between the Trust on behalf of Pilot International Equity Fund, Boatmen's Trust Company, and Kleinwort Benson Investment Management Americas Inc. as described in the accompanying proxy statement.


          2. To ratify the selection of Arthur Andersen LLP as independent certified public accountants for the Trust.

          3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Only shareholders of record of each Fund at the close of business on October 31, 1996 (the "Record Date") are entitled to receive notice of and to vote at the Meeting and at any adjournments thereof on matters relating to that Fund.

     At the Meeting on December 18, 1996, the matters specified in the accompanying proxy statement will be voted upon. Only shareholders of the Funds are being solicited for their proxies.

                                          By Order of the Trustees,

                                          /s/ George O. Martinez
                                          --------------------------
                                          George O. Martinez,
                                          Secretary

November 12, 1996


     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. A PROXY CARD IS ENCLOSED FOR THE FUND OR FUNDS IN WHICH YOU ARE A SHAREHOLDER IF YOU DO NOT EXPECT TO ATTEND THE MEETING. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY OR PROXIES IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY OR PROXIES PROMPTLY.

     THE TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
Proxy Statement.......................................................................     1
Summary of Proposals..................................................................     3
Introduction..........................................................................     4
Proposal 1A...........................................................................     5
Proposal 1B...........................................................................     9
Proposal 2............................................................................    13
Miscellaneous Matters.................................................................    13
  Voting Quorum.......................................................................    13
  Solicitation of Proxies.............................................................    14
  Voting Securities and Principal Holders Thereof.....................................    15
  Other Information...................................................................    16
Other Business........................................................................    16
Next Meeting of Shareholders..........................................................    16
Exhibit A
Exhibit B
Exhibit C
Exhibit D

                                THE PILOT FUNDS
                     PILOT SMALL CAPITALIZATION EQUITY FUND
                      PILOT SHORT-TERM U.S. TREASURY FUND
                    PILOT SHORT-TERM DIVERSIFIED ASSETS FUND
                  PILOT SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
                   PILOT MISSOURI SHORT-TERM TAX-EXEMPT FUND
                               PILOT GROWTH FUND
                       PILOT DIVERSIFIED BOND INCOME FUND
                        PILOT INTERNATIONAL EQUITY FUND
                          PILOT GROWTH AND INCOME FUND
                            PILOT EQUITY INCOME FUND
               PILOT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
                     PILOT U.S. GOVERNMENT SECURITIES FUND
                     PILOT INTERMEDIATE MUNICIPAL BOND FUND
                           PILOT MUNICIPAL BOND FUND

                     3435 STELZER ROAD, COLUMBUS, OH 43219
                           -------------------------
                                PROXY STATEMENT
                           -------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by The Pilot Funds (the "Trust") on behalf of its series, Pilot Small Capitalization Equity Fund, Pilot Short-Term U.S. Treasury Fund, Pilot Short-Term Diversified Assets Fund, Pilot Short-Term Tax-Exempt Diversified Fund, Pilot Missouri Short-Term Tax-Exempt Fund, Pilot Growth Fund, Pilot Diversified Bond Income Fund, Pilot International Equity Fund, Pilot Growth and Income Fund, Pilot Equity Income Fund, Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund, and Pilot Municipal Bond Fund (each a "Fund" and together, the "Funds") to be used at the combined Special Meeting of shareholders of the Funds and at any adjournments thereof (the "Meeting").


     The Meeting is scheduled to be held on December 18, 1996 at 10:00 a.m. Eastern time at the offices of BISYS Fund Services, Inc., 3435 Stelzer Rd., Columbus, Ohio. This proxy statement and the accompanying form of proxy are being first mailed to shareholders of the Funds on or about November 12, 1996. Copies of each Fund's most recent Annual Report are available without charge by writing to the Trust at the address above or calling 1-800/71-PILOT.


     At the Meeting on December 18, 1996, the matters specified in the accompanying proxy statement will be voted upon. Only shareholders of the Funds are being solicited for their proxies.

     The following shares of each Fund were outstanding on October 31, 1996 (the "Record Date"):



    Pilot Small Capitalization Equity Fund................................       7,806,432
    Pilot Short-Term U.S. Treasury Fund...................................   1,696,078,204
    Pilot Short-Term Diversified Assets Fund..............................   2,004,194,770
    Pilot Short-Term Tax-Exempt Diversified Fund..........................     400,157,286
    Pilot Missouri Short-Term Tax-Exempt Fund.............................     202,250,698
    Pilot Growth Fund.....................................................       5,237,035
    Pilot Diversified Bond Income Fund....................................      12,406,847
    Pilot International Equity Fund.......................................      37,775,428
    Pilot Growth and Income Fund..........................................      76,526,132
    Pilot Equity Income Fund..............................................      11,053,909
    Pilot Intermediate U.S. Government Securities Fund....................      22,976,373
    Pilot U.S. Government Securities Fund.................................      14,002,171
    Pilot Intermediate Municipal Bond Fund................................      21,014,753
    Pilot Municipal Bond Fund.............................................      18,249,741


     For additional information with respect to the Meeting, the number of shares needed for a quorum and the number of votes necessary to approve the proposals described herein, please see the discussion under the heading "Voting; Quorum."

                              SUMMARY OF PROPOSALS

     The Meeting is being called to consider three separate proposals. One proposal relates only to International Equity Fund. The table below summarizes each proposal and identifies the Fund or Funds whose shareholders may vote on that proposal:


------------------------------------------------------------------------------------------------
                                                              SHAREHOLDERS OF THE FOLLOWING
PROPOSAL NO.                   PROPOSAL                        FUNDS ARE ELIGIBLE TO VOTE
------------------------------------------------------------------------------------------------
1A              To approve a new investment advisory     Pilot Small Capitalization Equity Fund,
                agreement between Boatmen's Trust        Pilot Short-Term U.S. Treasury Fund,
                Company ("Boatmen's") and the Trust on   Pilot Short-Term Diversified Assets
                behalf of the applicable Fund            Fund, Pilot Short-Term Tax-Exempt
                                                         Diversified Fund, Pilot Missouri
                                                         Short-Term Tax-Exempt Fund, Pilot
                                                         Growth Fund, Pilot Diversified Bond
                                                         Income Fund, Pilot International Equity
                                                         Fund, Pilot Growth and Income Fund,
                                                         Pilot Equity Income Fund, Pilot
                                                         Intermediate U.S. Government Securities
                                                         Fund, Pilot U.S. Government Securities
                                                         Fund, Pilot Intermediate Municipal Bond
                                                         Fund, and Pilot Municipal Bond Fund
------------------------------------------------------------------------------------------------
1B              To approve a new investment management   Pilot International Equity Fund
                agreement among Boatmen's, Kleinwort     ("International Equity Fund")
                Benson Investment Management Americas
                Inc. ("Kleinwort Benson"), and the
                Trust on behalf of Pilot International
                Equity Fund
------------------------------------------------------------------------------------------------
2               To ratify the selection of Arthur        Pilot Small Capitalization Equity Fund,
                Andersen LLP as independent certified    Pilot Short-Term U.S. Treasury Fund,
                public accountants for the Trust         Pilot Short-Term Diversified Assets
                                                         Fund, Pilot Short-Term Tax-Exempt
                                                         Diversified Fund, Pilot Missouri
                                                         Short-Term Tax-Exempt Fund, Pilot
                                                         Growth Fund, Pilot Diversified Bond
                                                         Income Fund, Pilot International Equity
                                                         Fund, Pilot Growth and Income Fund,
                                                         Pilot Equity Income Fund, Pilot
                                                         Intermediate U.S. Government Securities
                                                         Fund, Pilot U.S. Government Securities
                                                         Fund, Pilot Intermediate Municipal Bond
                                                         Fund, and Pilot Municipal Bond Fund
------------------------------------------------------------------------------------------------

                                  INTRODUCTION


     The Proposed Merger. On August 29, 1996, Boatmen's Bancshares, Inc. ("Bancshares"), the parent of Boatmen's Trust Company ("Boatmen's), the Funds' investment adviser, entered into an Agreement and Plan of Merger (the "Merger Agreement") with NationsBank Corporation ("NationsBank"). Bancshares' principal offices are located at One Boatmen's Plaza, 800 Market Street, St. Louis, Missouri 62166. NationsBank's principal offices are located at 100 North Tryon Center, Charlotte, North Carolina 28255. Boatmen's principal offices are located at 100 North Broadway, St. Louis, Missouri 63178. The Merger Agreement provides, among other things, for the merger of Bancshares with and into a wholly-owned subsidiary of NationsBank, subject to the terms and conditions contained in the Merger Agreement (the "Merger"). It is currently expected that the Merger will be consummated in January, 1997, subject to the satisfaction of various conditions of closing set forth in the Merger Agreement. Consummation of the Merger is expected to result in one of the nation's largest bank holding companies, with estimated assets of over $230 billion. As of September 30, 1996, NationsBank was the nation's fifth largest bank holding company, with assets of over $188 billion. As of the same date Bancshares assets were approximately $41 billion.



     NationsBank is a publicly owned multibank holding company registered as a bank holding company under the Federal Bank Holding Company Act of 1956, as amended. NationsBank has informed the Trust that, based on filings with the Securities and Exchange Commission (the "SEC"), no person beneficially owned more than 10% of the outstanding shares of NationsBank's voting securities, as of September 30, 1996.



     NationsBank and its subsidiaries provide a broad range of financial services to individuals and businesses through offices in 9 states. NationsBank manages or otherwise oversees the investment of over $64 billion in assets belonging to a wide range of clients, including the Nations Fund family of funds which had assets of $19 billion as of September 30, 1996 and for which
NationsBank has served as investment adviser since                     .


     As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the current investment advisory agreement for each Fund (each, a "Current Investment Advisory Agreement" and collectively, the "Current Investment Advisory Agreements") pursuant to which Boatmen's provides investment advisory services to the Fund provides for its automatic termination upon "assignment." The current investment management agreement for International Equity Fund among the Trust, Boatmen's, and Kleinwort Benson (the "Current Investment Management Agreement") similarly complies with this requirement of the 1940 Act by providing for termination of the agreement in the event of its assignment. The 1940 Act defines "assignment" to include any direct or indirect transfer or hypothecation of a contract by the assignor, or of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. If the Merger is consummated, an indirect transfer to NationsBank of the controlling block of the outstanding voting securities of Bancshares, Boatmen's parent corporation, will occur, giving rise to an "assignment" of the Current Investment Advisory Agreements and the Current Investment Management Agreement within the meaning of the 1940 Act, necessitating shareholder approval of new investment advisory and management arrangements.

     Consummation of the Merger is subject to receipt of regulatory and stockholder approvals, as well as other conditions set forth in the Merger Agreement. No assurance can be given that the Merger will be consummated. The Merger is not conditioned upon the approval by Fund shareholders of the proposals with respect to investment advisory and management arrangements set forth in this proxy statement. It is expected that the Merger will take place whether or not the proposals with respect to investment advisory and management arrangements described herein are approved by Fund shareholders.

     If a new investment advisory agreement for a Fund is not approved by its shareholders and the Merger is consummated, the Trustees will make other investment advisory arrangements which, in their judgment, would be in the best interest of the Fund and its shareholders until such time as shareholders approve a new investment advisory agreement. If a new investment management agreement is not approved by shareholders of International Equity Fund and the Merger is consummated, the Trustees will take such further action as they deem to be in the best interests of International Equity Fund. If the Merger is consummated and shareholders of each Fund approve the proposed new investment advisory arrangements with Boatmen's and the shareholders of International Equity Fund approve the new investment management arrangements with Kleinwort Benson, Boatmen's and Kleinwort Benson will continue in their current capacity as investment adviser and investment manager, respectively. If the Merger is not consummated, the Funds' current investment advisory arrangements with Boatmen's and International Equity Fund's investment management arrangements with Kleinwort Benson will remain in place.

                                  PROPOSAL 1A

                            APPROVAL OF THE PROPOSED
                       NEW INVESTMENT ADVISORY AGREEMENTS

INTRODUCTION


     New Investment Advisory Agreements. In view of the Merger Agreement and the factors discussed below, the Trustees of the Trust, including those Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust, the Funds, or Boatmen's are proposing that shareholders of each Fund approve for their Fund a new investment advisory agreement between the Trust, on behalf of each Fund, and Boatmen's (each, a "New Investment Advisory Agreement" and together, the "New Investment Advisory Agreements"), to become effective upon the later of the consummation of the Merger, which, as noted earlier, is expected to occur in January, 1997, or shareholder approval. If the Merger is not consummated, the New Investment Advisory Agreements will not become effective, and Boatmen's will continue to act as each Fund's investment adviser pursuant to the current Agreements. Under the New Investment Advisory Agreements, the same investment advisory fee schedule as currently in effect for the Funds will remain in place, and Boatmen's will continue to provide the Funds with the services it currently provides. The description of the New Investment Advisory Agreements in this Proxy Statement is qualified in its entirety by reference to the form of Investment Advisory Agreement attached hereto as Exhibit A for all Funds except International Equity Fund and to the form of Investment Advisory Agreement attached hereto as Exhibit B for International Equity Fund.


     Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company may receive any amount or benefit in connection with a sale of any interest in such adviser which results in an assignment of an investment advisory contract if two conditions are satisfied. One condition is that, for a period of three years after such assignment, at least 75% of the Board of Trustees of the investment company cannot be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor. The second condition is that no "unfair burden" (as defined in the 1940 Act) be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. The parties to the Merger Agreement intend to meet the foregoing safe harbor conditions.

     Current Investment Advisory Agreements. The chart below shows the date of the Current Investment Advisory Agreement for each Fund, the date it was last approved by Fund shareholders and the purpose for which the agreement was submitted to shareholders for approval.



                                                   DATE OF CURRENT INVESTMENT      DATE FUND SHAREHOLDERS
                      FUND                             ADVISORY AGREEMENT        APPROVED CURRENT AGREEMENT
------------------------------------------------   --------------------------    --------------------------
Pilot Small Capitalization Equity Fund..........    December 11, 1995            December 8, 1995(1)
Pilot Short-Term U.S. Treasury Fund.............    July 1, 1995                 May 24, 1995(2)
Pilot Short-Term Diversified Assets Fund........    July 1, 1995                 May 24, 1995(2)
Pilot Short Term Tax-Exempt Diversified Fund....    July 1, 1995                 May 24, 1995(3)
Pilot Missouri Short-Term Tax Exempt Fund.......    July 1, 1995                 May 24, 1995(3)
Pilot Growth Fund...............................    May 8, 1996                  October 17, 1996(1)
Pilot Diversified Bond Income Fund..............    May 8, 1996                  October 17, 1996(1)
Pilot International Equity Fund.................    July 12, 1993                November 30, 1995(4)
Pilot Growth and Income Fund....................    July 1, 1995                 October 20, 1994(4)
Pilot Equity Income Fund........................    July 1, 1995                 October 20, 1994(4)
Pilot Intermediate U.S. Government Securities
  Fund..........................................    July 1, 1995                 October 20, 1994(4)
Pilot U.S. Government Securities Fund...........    July 1, 1995                 October 20, 1994(4)
Pilot Intermediate Municipal Bond Fund..........    July 1, 1995                 October 20, 1994(4)
Pilot Municipal Bond Fund.......................    July 1, 1995                 October 20, 1994(4)


---------------


(1) Submitted for initial approval by BISYS Fund Services, Inc., the sole shareholder of the Fund.



(2) Submitted to shareholders for approval of an increase in the advisory fee.



(3) Submitted to shareholders for approval of a change in investment adviser and a change in the advisory fee.



(4) Submitted for initial approval by Fund shareholders.


     During the fiscal year ended August 31, 1996 the Adviser received from the Funds and the Adviser waived, respectively, the following advisory fees:


                                                                 ADVISORY FEES     ADVISORY FEES
                               FUND                                  PAID             WAIVED
    -----------------------------------------------------------  -------------     -------------
    Pilot Small Capitalization Equity Fund.....................      310,841          131,964
    Pilot Short-Term U.S. Treasury Fund........................    2,552,746          656,963
    Pilot Short-Term Diversified Assets Fund...................    2,174,296          518,392
    Pilot Short-Term Tax-Exempt Diversified Fund...............      787,053          145,549
    Pilot Missouri Short-Term Tax-Exempt Fund..................      466,582                0
    Pilot Growth Fund..........................................            0                0
    Pilot Diversified Bond Income Fund.........................            0                0
    Pilot International Equity Fund............................    3,873,513                0
    Pilot Growth and Income Fund...............................    1,184,210          395,403
    Pilot Equity Income Fund...................................      910,255          314,789
    Pilot Intermediate U.S. Government Securities Fund.........      717,666          410,522
    Pilot U.S. Government Securities Fund......................      555,098          215,525
    Pilot Intermediate Municipal Bond Fund.....................      832,165          312,402
    Pilot Municipal Bond Fund..................................      761,069          170,236


     It is currently expected that if the proposed New Investment Advisory Agreements are approved by the Funds' shareholders, any fee waiver policies currently in effect will continue; however, shareholders should note that any existing fee waivers may be discontinued at any time and without further notice, except that

Boatmen's has voluntarily agreed to limit the total operating expense ratios of the Pilot Shares of Pilot Growth Fund, Pilot Growth and Income Fund, and Pilot Diversified Bond Income Fund to 1.23%, 1.00%, and 0.96%, respectively, of each Fund's average net assets until January 31, 1998.


COMPARISON OF THE NEW INVESTMENT ADVISORY AGREEMENTS AND THE CURRENT INVESTMENT ADVISORY AGREEMENTS

     Advisory Services. The management and advisory services to be provided by Boatmen's under the New Investment Advisory Agreements are identical to those currently provided by Boatmen's under the Current Investment Advisory Agreements. Under each Agreement, Boatmen's manages a Fund's investment portfolio, selecting investments, making purchases and sales and otherwise supervising the Fund's investment program. Boatmen's also furnishes to the Trustees periodic reports and such special reports as they may request.

     Fees and Expenses. The investment advisory fees for the Funds under the Current Investment Advisory Agreements and the New Investment Advisory Agreements are set forth below.

     Under both the New Investment Advisory Agreements and the Current Investment Advisory Agreements, the investment advisory fee payable by each Fund will remain the same and will continue to be expressed as a percentage of net assets at an annual rate, based on a Fund's average daily net assets; such fee currently is, and under the proposed New Investment Advisory Agreements will be, accrued daily and paid monthly.

     The schedule of the compensation for investment advisory services currently payable to Boatmen's under the Current Investment Advisory Agreement for each Fund and the schedule of fees proposed to be paid to Boatmen's under the proposed New Investment Advisory Agreement for each Fund are shown below expressed as a percentage of a Fund's average net assets (without regard to any fee waivers by the Adviser):

             CURRENT AND PROPOSED INVESTMENT ADVISORY FEE SCHEDULE

                                       FUND                                     ANNUAL FEE
    --------------------------------------------------------------------------  ----------
    Pilot Small Capitalization Equity Fund....................................     1.00%
    Pilot Short-Term U.S. Treasury Fund.......................................      .15
    Pilot Short-Term Diversified Assets Fund..................................      .15
    Pilot Short-Term Tax-Exempt Diversified Fund..............................      .20
    Pilot Missouri Short-Term Tax-Exempt Fund.................................      .20
    Pilot Growth Fund.........................................................      .75
    Pilot Diversified Bond Income Fund........................................      .55
    Pilot International Equity Fund...........................................      .80
    Pilot Growth and Income Fund..............................................      .75
    Pilot Equity Income Fund..................................................      .75
    Pilot Intermediate U.S. Government Securities Fund........................      .55
    Pilot U.S. Government Securities Fund.....................................      .55
    Pilot Intermediate Municipal Bond Fund....................................      .55
    Pilot Municipal Bond Fund.................................................      .55


     Each Fund is responsible for all expenses incurred by it, other than those expressly borne by Boatmen's, BISYS Fund Services Limited Partnership ("BISYS"), the Trust's administrator and a wholly owned subsidiary of the BISYS Group, Inc., Pilot Funds Distributors, Inc. ("PFD"), the distributor of each Fund's shares and a wholly-owned subsidiary of The BISYS Group, Inc., BISYS Fund Services, Inc. (the "Transfer Agent"), the Trust's transfer agent and a wholly owned subsidiary of the BISYS Group, Inc., and, in the case of International Equity Fund, Kleinwort Benson under the Advisory, Distribution, Administration and Transfer Agency, and Investment Management Agreements, respectively. Such expenses include, without limitation, the fees payable to Boatmen's, BISYS, PFD, and the Transfer Agent, fees and expenses incurred in connection with membership in investment company organizations, fees and expenses of a Fund's custodian and fund accounting agent, brokerage fees and commissions, any portfolio losses, filing fees for the registration or qualification of Fund shares under federal or state securities laws, expenses of the organization of a Fund, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, a Fund for violation of any law, legal and auditing and tax fees and expense, expenses of preparing and setting in type prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distribution of the same to Fund shareholders and regulatory authorities, compensation and expenses of the Trustees and extraordinary expense incurred by a Fund. If in any fiscal year, the sum of a Fund's expenses (excluding taxes, interest, brokerage and extraordinary expenses such as for litigation) exceeds the expense limitations applicable to the Fund imposed by state securities administrators, as such limitations may be lowered or raised from time to time, under both its Current and New Investment Advisory Agreements a Fund is entitled to be reimbursed on a pro rata basis based on Boatmen's share of the fees paid by the Fund to Boatmen's for investment advisory services, to the extent required by these expense limitations.

     Limitations of Liability. Each Current Investment Advisory Agreement and proposed New Investment Advisory Agreement provides that, subject to Section 36 of the 1940 Act to the extent applicable, Boatmen's shall not be liable to the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust in matters related to the Agreement except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.


     Term. The proposed New Investment Advisory Agreement between each Fund and Boatmen's will become effective upon the later to occur of (1) shareholder approval or (2) consummation of the Merger, which is currently expected to occur in January, 1997. Following effectiveness, each New Investment Advisory Agreement will continue in effect until May 31, 1997, and thereafter will continue from year to year, provided that continuation is specifically approved at least annually, in the manner required by the 1940 Act. The 1940 Act requires that each New Investment Advisory Agreement and any renewal thereof be approved by a vote of a majority of Trustees of the Trust who are not parties thereto or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval, and by a vote of the Trustees of the Trust or a majority of the outstanding voting securities of the applicable Fund. A vote of a majority of the outstanding voting securities of a Fund is defined in the 1940 Act to mean a vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or
(ii) 67% or more of the voting securities which are present or represented by proxy if holders of more than 50% of the shares of the Fund outstanding are present, in person or by proxy. The Current Investment Advisory Agreement contains comparable provisions.


     Termination; Assignments. Each Current Investment Advisory Agreement and proposed New Investment Advisory Agreement provides that it may be terminated without penalty upon 60 days' written notice by a majority of the Trustees or by the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable Fund or by Boatmen's on 60 days' written notice to the Trust. Also, each proposed New Investment Advisory Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER


     Boatmen's. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of September 30, 1996, Boatmen's and its affiliates managed $83.2 billion in assets ($42.7 billion over which they had investment discretion and $40.5 billion over which they did not have investment discretion).


     Attached to this Proxy Statement as Exhibit D is a table that provides information with respect to the current directors and principal executive officers of Boatmen's.


     In addition to serving as each Fund's investment adviser, Boatmen's also acts as each Fund's custodian pursuant to a contract dated May 4, 1996. As custodian, Boatmen's is responsible for holding the investments purchased by each Fund. For the fiscal year ended August 31, 1996, Boatmen's received $258,546 from the

Funds for its services as custodian. Regardless of whether a Fund's shareholders approve the New Investment Advisory Agreement with respect to a Fund, it is currently anticipated that Boatmen's will continue to serve as each Fund's custodian.

     Transactions with Affiliated Brokers. For the fiscal year ended August 31, 1996, no brokerage commissions were paid to any broker that is (i) an "affiliated" person of the Trust, as defined in the 1940 Act; (ii) an affiliated person of such person; or (iii) an affiliated person of which is an affiliated person of the Trust, its principal underwriter, its investment adviser, or its administrator.

TRUSTEE CONSIDERATIONS AND RECOMMENDATION.


     On October 22, 1996, the Trustees, including all of the Independent Trustees, met to consider a proposal to approve the New Investment Advisory Agreement for each Fund. In preparation for the meeting, the Trustees were provided with a variety of information about Boatmen's and NationsBank, including: (i) information about the Merger; (ii) financial information relating to NationsBank; (iii) information concerning NationsBank personnel who are currently expected to become involved in the investment management function at Boatmen's following the Merger; and (iv) information relating to NationsBank's investment advisory and other activities, including information regarding other registered investment companies advised by NationsBank and its affiliates. At the meeting, the Trustees were informed that NationsBank has no present intention of changing the investment management personnel responsible for the Pilot Funds, the distribution and service arrangement for the Funds, or the voluntary fee waivers and expense reimbursement commitments currently in place. In the course of their deliberations, the Trustees also considered information presented to them in May 1996 in connection with their consideration of the Current Investment Advisory Agreements, and were advised by Boatmen's that since May 1996 there had been no material changes in Boatmen's financial condition, personnel or business operations that would materially adversely affect its ability to provide investment advisory services to the Funds. In addition, the Trustees noted the general reputation of NationsBank, that the term of each agreement will not change and, therefore that the Trustees will have the opportunity to review each New Investment Advisory Agreement again in May 1997, and that the terms and conditions of the New Investment Advisory Agreement for each Fund, including services provided and fees charged for these services, are identical to the Current Investment Advisory Agreement. The Trustees also noted the advantages to each Fund of maintaining Boatmen's as the Fund's adviser, which will provide continued access to the demonstrated skills and capability of Boatmen's staff, and the disadvantages of changing the adviser, which would result in shareholder confusion and portfolio disruptions.



     Based on these considerations, the Trustees determined that each Fund's New Investment Advisory Agreement is in the Fund's and its shareholders' best interests. Accordingly, the Trustees, including the Independent Trustees, unanimously voted to approve the New Investment Advisory Agreement for each Fund and to submit the Agreement to shareholders for approval. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT FOR THEIR FUND.


                                  PROPOSAL 1B

     APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF OF PILOT INTERNATIONAL EQUITY FUND, KLEINWORT BENSON INVESTMENT MANAGEMENT AMERICAS INC. AND BOATMEN'S TRUST COMPANY.

     Introduction and Discussion. In view of the Merger discussed above and the considerations discussed below, the Trustees of the Trust, including those Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust, Pilot International Equity Fund (the "Fund"), Kleinwort Benson Investment Management Americas Inc. ("Kleinwort Benson") or Boatmen's are proposing that shareholders of the Fund approve a new investment management agreement among the Trust, on behalf of the Fund, Kleinwort Benson, and Boatmen's (the "New Investment Management Agreement"), to become effective upon the later of the consummation of the Merger, which, as noted earlier, is expected to occur in January, 1997, or shareholder approval. The current investment management agreement dated August 1, 1995 (the "Current Investment Management Agreement") was approved by shareholders in anticipation of the acquisition of Kleinwort Benson Group plc, the parent of Kleinwort Benson, by Dresdner Bank AG. Pursuant to the Current Investment Management Agreement, Kleinwort Benson manages the Fund's investment operations and the composition of the Fund's assets in accordance with the Fund's stated policies under Boatmen's supervision and subject to the oversight of the Board. Because Boatmen's is a party to the Current Investment Management Agreement, upon the effectiveness of the Merger, the Current Investment Management Agreement will by its terms terminate. Under the New Investment Management Agreement, Kleinwort Benson will continue to provide the Funds with the services it currently provides and will continue to be paid by Boatmen's under the same fee schedule in effect under the Current Investment Management Agreement. If the Merger is not consummated, the New Investment Management Agreement will not become effective, and Kleinwort Benson will continue to act as the Fund's investment manager pursuant to the Current Investment Management Agreement.



     The Current and New Investment Management Agreements. As indicated above, the Current and New Investment Management Agreements are identical in all material respects except for the date of effectiveness and initial term. A copy of the New Investment Management Agreement in the form being presented for approval, and as approved by the Board, is set forth as Exhibit C to this Proxy Statement.


     Under the terms of both the Current and New Investment Management Agreements, Kleinwort Benson manages the Fund's investment operations and the composition of the Fund's assets in accordance with the Fund's stated policies, under the supervision of Boatmen's and subject to oversight by the Board. Kleinwort Benson is also responsible for making investment decisions for the Fund, placing purchase and sale orders and providing research, statistical analysis and continuous supervision of the Fund's investment portfolio.


     As compensation for Kleinwort Benson's services, both the Current and New Investment Management Agreements provide that Kleinwort Benson is entitled to a fee paid by Boatmen's directly out of Boatmen's advisory fee computed daily and payable monthly, at an annual rate equal to .40 of 1% up to $325,000,000 of the Fund's average daily net assets and .25 of 1% of such assets in excess of $325,000,000, on an annualized basis. Prior to June 1, 1995, Kleinwort Benson was entitled to a fee, computed daily and payable monthly at an annual rate equal to .80 of 1% of the Fund's average daily net assets up to $65,000,000, .40 of 1% of such assets in excess of $65,000,000, up to $325,000,000 and .25 of 1% of such assets in excess of $325,000,000. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the fiscal year ended August 31, 1994, the fee paid by Boatmen's to Kleinwort Benson was $1,465,815 which equaled .48 of 1% of the Fund's average daily net assets. For the fiscal year ended August 31, 1995, the fee paid by Boatmen's to Kleinwort Benson was $1,535,377, which equaled .43 of 1% of the Fund's average daily net assets. The rate used to determine fees payable pursuant to the New Investment Management Agreement is identical to the rate in the Current Investment Management Agreement. For the fiscal year ended August 31, 1996, the fee paid by Boatmen's to Kleinwort Benson was $1,698,407, which equaled .34 of 1% of the Fund's average daily net assets.



     The Fund is responsible for all expenses incurred by it, other than those expressly borne by Boatmen's, Kleinwort Benson, BISYS Fund Services Limited Partnership ("BISYS"), the Trust's administrator and a wholly owned subsidiary of the BISYS Group, Inc., Pilot Funds Distributors, Inc. ("PFD"), the distributor of the Fund's shares and a wholly-owned subsidiary of The BISYS Group, Inc., and BISYS Fund Services, Inc. (the "Transfer Agent"), the Trust's transfer agent and a wholly owned subsidiary of the BISYS Group, Inc., under the Advisory, Investment Management, Distribution, Administration and Transfer Agency Agreements, respectively. Such expenses include, without limitation, the fees payable to Boatmen's, BISYS, PFD, and the Transfer Agent, fees and expenses incurred in connection with membership in investment company organizations, fees and expenses of the Fund's custodian and fund accounting agent, brokerage fees and commissions, any portfolio losses, filing fees for the registration or qualification of the Fund's shares under federal or state securities laws, expenses of the organization of the Fund, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund for violation of any law, legal and auditing and tax fees and expense, expenses of preparing and setting in type prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distribution of the same to the Fund's shareholders and regulatory authorities, compensation and expenses of the Trustees and extraordinary expense incurred by the Fund.

     The New Investment Management Agreement will continue until May 31, 1997 and automatically thereafter for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities and further provided, that in either event its continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the New Investment Management Agreement by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Investment Management Agreement may be terminated without penalty, (a) by the Trust pursuant to the vote of a majority of the Trustees of the Trust or the vote of the holders of a majority of the Fund's outstanding voting securities or by Boatmen's, on 60 days' written notice to Kleinwort Benson, or (b) by Kleinwort Benson upon not less than 60 days' written notice to the Trust and to Boatmen's. The New Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act). The provisions noted above relating to continuation and termination of the Investment Management Agreement are identical in the Current and New Investment Management Agreements.

     The Current and New Investment Management Agreements both provide that subject to the 1940 Act, Kleinwort Benson will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except liability to the Fund or its shareholders to which Kleinwort Benson would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of, or its reckless disregard of, its obligations and duties under the respective Investment Management Agreement. The agreements also provide that the Fund will indemnify Kleinwort Benson against certain liabilities under federal securities and other laws, or, in lieu thereof, contribute to losses resulting from such liabilities.


     More Information About the Fund's Investment Manager. Kleinwort Benson, located at 200 Park Avenue, New York, New York 10166, is the U.S. registered investment management subsidiary of the London-based Kleinwort Benson Group plc ("KB Group"), a holding company for a merchant banking group whose origins date back to 1792. KB Group and its subsidiaries including Kleinwort Benson are wholly owned subsidiaries of Dresdner Bank AG ("Dresdner"). Dresdner is the second largest bank in Germany, where it has a leading position in both commercial and investment banking, and is also one of the largest banking groups in Europe. Dresdner's headquarters are located at Jurgen-Ponto-Platz 1, Frankfurt/Main, Germany. Dresdner has offices in over 60 countries worldwide, including all main financial centers, and has over 46,000 employees, including those employed by the former KB Group. At June 30, 1996, Dresdner's total assets were approximately US$346 billion and its stockholders' equity was approximately US$9 billion.


     Kleinwort Benson has offices in London, Hong Kong and Tokyo and may utilize the general expertise of KB Group, its indirect corporate parent, and its affiliates in respect of, for example, economic analyses and predictions and market developments and trends. Since it commenced operations in 1980, Kleinwort Benson has managed investment accounts, primarily for institutions in North America, comprised of equity, fixed income and balanced portfolios. These portfolios generally consist principally of foreign securities. As of September 30, 1996, Kleinwort Benson had approximately $1.5 billion of assets under management.

     The following persons are the principal executive officers and the directors of Kleinwort Benson:



     NAME/ADDRESS                      TITLE                      PRINCIPAL OCCUPATION
-----------------------    -----------------------------    --------------------------------
Peter J. Ellis             Director and Chairman            Director, Kleinwort Benson
10 Fenchurch Street                                         Investment Management
London, England                                             Ltd.
John L. Duffy              Director and Chief Operating     Director, Kleinwort Benson
10 Fenchurch Street        Officer                          Investment Management Ltd.
London, England
Francis M. Harte           Director                         Senior Vice President and
75 Wall Street                                              Chief Financial Officer,
New York, NY 10005                                          Dresdner Kleinwort Benson North
                                                            America LLC
Jerome S. Pilpel           Director and Corporate           Senior Vice President and
75 Wall Street             Secretary                        Director of Compliance,
New York, NY 10005                                          Dresdner Kleinwort Benson North
                                                            America LLC
Lauren R. Teel             Director                         Senior Vice President,
200 Park Avenue                                             Kleinwort Benson
New York, NY 10166


     Transactions with Affiliated Brokers. For the fiscal year ended August 31, 1996, no brokerage commissions were paid to any broker that is (i) an "affiliated" person of the Trust, as defined in the 1940 Act; (ii) an affiliated person of such person; or (iii) an affiliated person of which is an affiliated person of the Trust, its principal underwriter, its investment adviser, or its administrator.

TRUSTEE CONSIDERATIONS AND RECOMMENDATION.

     On October 22, 1996, the Trustees, including all of the Independent Trustees, met to consider a proposal to approve the New Investment Management Agreement for the Fund. In the course of their deliberations, the Trustees considered the following: (i) the fact that the Merger will have no effect on Kleinwort Benson or on Boatmen's obligations under the New Investment Management Agreement; (ii) the factors noted in the previous proposal with respect to NationsBank, Boatmen's and the approval of the New Investment Advisory Agreement for the Fund; (iii) information presented to the Board of Trustees in May 1996 in connection with their consideration of the Current Investment Management Agreement and Kleinwort Benson's representation that, since the Trustees approved the continuation of the Current Investment Management Agreement, there have been no material changes in Kleinwort Benson's financial condition, personnel, or business operations which would materially adversely affect its ability to provide investment management services to the Fund; (iv) the fact that the terms and conditions of the New Investment Management Agreement, including services provided, are identical to those of the Current Investment Management Agreement; (v) the potential benefits to the Fund of maintaining continued access to the demonstrated skills and capability of the staff of Kleinwort Benson; and (vi) the disruption to Fund operations that might result from a change in its investment manager.


     Based on these considerations, the Trustees determined that the New Investment Management Agreement is in the Fund's and its shareholders' best interests. Accordingly, the Trustees, including the Independent Trustees, unanimously voted to approve the New Investment Management Agreement and to submit the Agreement to shareholders for approval. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT.

                                   PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     The Trust's current Trustees have selected Arthur Andersen LLP as the independent certified public accountants for the Trust for the fiscal year ending August 31, 1997. Arthur Andersen LLP has acted as independent certified public accountants with respect to the Funds since the Trust's inception. Arthur Andersen LLP has advised the Trust that it has no direct or indirect financial interest in any of the Funds or in the Trust. Arthur Andersen LLP also acts as independent public accountants for other investment companies and series of investment companies. If the Trust receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the accountants concerning their Fund's financial statements, the Trust will arrange for a representative of Arthur Andersen LLP to be available at the Meeting to respond to appropriate questions. If sufficient votes to approve this proposal are not obtained, the Trustees will consider what action, if any, to take.



     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS.


                             MISCELLANEOUS MATTERS

VOTING; QUORUM


     Each share of each Fund is entitled to one vote on each matter submitted to a vote of the shareholders of the Fund at the Meeting; no shares have cumulative voting rights. A proxy to vote shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as executed by any one of them unless a specific written notice to the contrary has been received by the Trust.



     Shares represented by duly appointed proxies in the form included with this Proxy Statement will be voted in accordance withe specifications made. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person. The Funds will require broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record held by such persons. Boatmen's will reimburse such persons for their reasonable expenses incurred in connection with such proxy solicitation. Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as proxies for the Meeting.


     Approval of the proposals regarding the proposed New Investment Advisory Agreements and the proposed New Investment Management Agreement for International Equity Fund requires, with respect to a Fund, the affirmative vote of (i) 67% or more of the shares of the Fund present in person at the Meeting or represented by proxy, if holders of more than 50% of the shares of the Fund outstanding on the Record Date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund on the Record Date, whichever is less. Approval of the proposal regarding the ratification of the selection of Arthur Andersen LLP as independent certified public accountants of the Trust requires the approval of a majority of votes cast. If any other business comes before the Meeting, the persons named as proxies intend to take such actions as they consider to be in the best interests of shareholders of each Fund.


     A quorum for the transaction of business at the Meeting is constituted with respect to a Fund by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of such Fund entitled to vote at the Meeting. A quorum for the transaction of business is constituted with respect to the Trust as a whole by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of the Trust entitled to vote at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of a Fund (or, as the case may be, of the Trust) is not present or if a quorum of a Fund (or, as the case may be, the Trust) is present but sufficient votes in favor of a Proposal or Proposals described in this Proxy Statement have not been received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to a Fund or with respect to the Trust as a whole to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund with respect to which the Meeting is being adjourned (or, as the case may be, of the Trust) present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Fund's shareholders. An adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.


     In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on a Proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. If a Proposal must be approved by a percentage of "votes cast" on the Proposal (i.e., Proposal 2), abstentions and broker non-votes will not be counted as "votes cast" on the Proposal and will have no effect on the result of the vote. If a Proposal must be approved by (i) a percentage of voting securities present at the Meeting or (ii) a majority of the shares issued and outstanding (i.e., Proposals 1A and 1B), abstentions and broker non-votes will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against the Proposal.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR each Proposal submitted to a vote of the shareholders.

SOLICITATION OF PROXIES


     The costs of the solicitation, including the cost of the Meeting and the cost of printing, assembling and mailing the proxy materials, will be borne by Boatmen's.



     Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of Boatmen's or its affiliates or other representatives retained by Boatmen's (who will not be paid by the Trust for these solicitation activities). It is not currently anticipated that the proxies will be solicited by any representatives other than officers and employees of Boatmen's and its affiliates. Shareholders who are contacted by a representative may be asked to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with procedures set forth below. The Trust believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected.



     In all cases where a telephonic proxy is solicited, the representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information you provide agrees with the information provided on record with the Trust, then the representative will explain the process, read the Proposals listed on the proxy card and ask for your instructions on each Proposal. The representative, although he or she will answer questions about the process, will not recommend to you how you should vote, other than to read the recommendations set forth in this Proxy Statement. Within 72 hours, a letter or mailgram will be sent to you confirming your vote and asking you to call immediately if your instructions are not correctly reflected in the confirmation.


     If you wish to participate in the Meeting and any adjournments thereof, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Proxy Statement or attend the Meeting in person. Any proxy given by you, whether in writing or by telephone, is revocable in the manner described above.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The only voting securities of each Fund are its shares of beneficial interest, par value $0.001 per share. As of the Record Date, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of the Funds.

     As of the Record Date the following shareholders owned beneficially 5% or more of the shares of a class of a Fund:

                     PILOT SMALL CAPITALIZATION EQUITY FUND


                                       NAME AND                             AMOUNT AND             PERCENT
                                      ADDRESS OF                            NATURE OF                OF
TITLE OF CLASS                     BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP         CLASS
--------------       --------------------------------------------      --------------------        -------
Pilot                Sam E. Woods Irrevocable Trust                          477,501.364             6.66
                     c/o Boatmen's Trust Company                              Beneficial
                     100 N. Broadway
                     St. Louis, Missouri 63178



                               PILOT GROWTH FUND



                                       NAME AND                             AMOUNT AND             PERCENT
                                      ADDRESS OF                            NATURE OF                OF
TITLE OF CLASS                     BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP         CLASS
--------------       --------------------------------------------      --------------------        -------
Pilot                Boatmen's Bancshares Retirement Plan Trust              385,650.273             7.36
                     100 N. Broadway                                          Beneficial
                     St. Louis, Missouri 63178


                       PILOT DIVERSIFIED BOND INCOME FUND


                                       NAME AND                             AMOUNT AND             PERCENT
                                      ADDRESS OF                            NATURE OF                OF
TITLE OF CLASS                     BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP         CLASS
--------------       --------------------------------------------      --------------------        -------
Pilot                Boatmen's Bancshares Retirement Plan Trust              912,282.777             7.36
                     100 N. Broadway                                          Beneficial
                     St. Louis, Missouri 63178


                        PILOT INTERNATIONAL EQUITY FUND


                                       NAME AND                             AMOUNT AND             PERCENT
                                      ADDRESS OF                            NATURE OF                OF
TITLE OF CLASS                     BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP         CLASS
--------------       --------------------------------------------      --------------------        -------
Pilot                Union Electric Retirement Trust                       2,819,452.385             7.86
                     c/o Boatmen's Trust Company                              Beneficial
                     100 N. Broadway
                     St. Louis, Missouri 63178
Pilot                Boatmen's Bancshares Retirement Plan Trust            2,466,375.963             6.88
                     100 N. Broadway                                          Beneficial
                     St. Louis, Missouri 63178

                     PILOT U.S. GOVERNMENT SECURITIES FUND



                                       NAME AND                             AMOUNT AND             PERCENT
                                      ADDRESS OF                            NATURE OF                OF
TITLE OF CLASS                     BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP         CLASS
--------------       --------------------------------------------      --------------------        -------
Pilot                Souers Charitable Trust                               1,354,427.662             9.82
                     c/o Boatmen's Trust Company                              Beneficial
                     100 N. Broadway
                     St. Louis, Missouri 63178


                           PILOT MUNICIPAL BOND FUND


                                       NAME AND                             AMOUNT AND             PERCENT
                                      ADDRESS OF                            NATURE OF                OF
TITLE OF CLASS                     BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP         CLASS
--------------       --------------------------------------------      --------------------        -------
Pilot                Boatmen's Trust Co. of St. Louis                      1,403,775.186             7.86
                     100 N. Broadway
                     St. Louis, Missouri 63178


     Boatmen's holds Fund shares in a variety of capacities. Boatmen's has advised the Trust that it currently anticipates it will vote shares held in trust or other fiduciary accounts over which it has voting power as follows: (a) with respect to Fund shares held in any trust or other fiduciary account over which Boatmen's has voting power as a co-fiduciary, Boatmen's will not participate in any decision by the other fiduciaries of such account with regard to the proposals presented in this Proxy Statement; (b) with respect to Fund shares held in any trust or other fiduciary account for which Boatmen's has sole voting power, Boatmen's will pass voting power through to an owner, plan sponsor or independent thirty party fiduciary to the extent such action is permissible; and (c) with respect to all other fiduciary accounts, Boatmen's will vote Fund shares in the same manner and proportion as all other Fund shares are voted.

OTHER INFORMATION

     Pursuant to an Administration Agreement dated June 1, 1996 between the Trust and BISYS Fund Services Limited Partnership ("BISYS"), BISYS acts as the Administrator for the Funds. Pilot Funds Distributors, Inc., ("PFD") an affiliate of BISYS, acts as the Funds' Distributor. Both BISYS and PFD have their principal offices at 3435 Stelzer Road, Columbus, OH 43219.

                                 OTHER BUSINESS

     The Board of Trustees knows of no other business to be brought before the Meeting. If any other business should come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

                          NEXT MEETING OF SHAREHOLDERS

     The Trust is not required to and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. The next meeting of the shareholders of the Trust will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the Trust's solicitation of proxies relating to such meeting, as determined by the Board of Trustees, to be included in a Fund's proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN
                             THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A


     The form of advisory agreement below for Pilot Small Capitalization Equity Fund, Pilot Growth Fund, Pilot Diversified Bond Income Fund, Pilot Growth and Income Fund, Pilot Equity Income Fund, Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund, Pilot Municipal Bond Fund, Pilot Short-Term U.S. Treasury Fund, Pilot Short-Term Diversified Assets Fund, Pilot Missouri Short-Term Tax-Exempt Fund, and Pilot Short-Term Tax-Exempt Diversified Fund does not contain Fund names or advisory fee rates. The advisory fee rate for each Fund appears in Appendix A to the Agreement across from the Fund's name.


                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this      day of           , 199 between THE PILOT FUNDS, a
Massachusetts business trust (the "Trust"), on behalf of the Pilot
            Fund, and BOATMEN'S TRUST COMPANY, a Trust Company organized under the laws of Missouri (the "Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Trust is authorized to issue Units of beneficial interest (hereafter referred to as "Shares") in separate series with each such series representing the interests in a separate portfolio of securities and other assets;

     WHEREAS, the Trust has established and presently offers (or intends to offer) Shares of beneficial interest in a portfolio currently known as the Pilot
            Fund (the "Portfolio"); and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Portfolio as indicated herein and the Adviser is willing to so render such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

          1. Appointment of Adviser. The Trust hereby appoints the Adviser to act as investment adviser to the Trust and the Portfolio for the periods and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Delivery of Documents. The Trust has delivered (or will deliver as soon as is possible) to the Adviser copies of each of the following documents:

             (a) Agreement and Declaration of Trust of the Trust dated as of July 15, 1982 (such Agreement and Declaration of Trust, as presently in effect and as amended from time to time, is herein called the "Trust Agreement" or the "Declaration") copies of which are also on file with the Secretary of the Commonwealth of Massachusetts;

             (b) By-Laws of the Trust (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

             (c) Certified resolutions of the Shareholder(s) and the Trustees of the Trust approving the terms of this Agreement;


             (d) Custodian Agreement (including related fee schedule) dated May 4, 1996 between the Trust and Boatmen's Trust Company (such Agreement, as presently in effect and as amended and/or superseded from time to time, is herein called the "Custodian Agreement");


             (e) Prospectuses and Statements of Additional Information of the Trust with respect to the Portfolio as currently in effect (such Prospectuses and Statements of Additional Information, as currently in effect and as amended, supplemented and/or superseded from time to time, is herein called the "Prospectus"); and

             (f) Registration Statement of the Trust under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act on Form N-1 as filed with the Securities and Exchange Commission (the "Commission") on July 16, 1982, and as amended on Form N-1A (such Registration Statement, as presently in effect and as amended from time to time, is herein called the "Registration Statement").

     The Trust agrees to promptly furnish the Adviser from time to time with copies of all amendments of or supplements to or otherwise current versions of any of the foregoing documents not heretofore furnished.

          3. Duties of Adviser.

             (a) Subject to the general supervision of the Trustees of the Trust, the Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio's assets, including the purchase, retention and disposition thereof. In this regard, the
        Adviser:

                (i) shall provide supervision of the Portfolio's assets, furnish a continuous investment program for the Portfolio, determine from time to time what investments or securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested as cash;

                (ii) shall place orders with broker-dealers, foreign currency dealers, futures commissions merchants or others pursuant to the Adviser's determinations in accordance with the Portfolio's policies as expressed in the Registration Statement; and

                (iii) may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Portfolio as well as its other customers (including any other Portfolio or any other investment company or trust or advisory account for which the Adviser acts as adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

                (b) The Adviser, in the performance of its duties hereunder, shall act in conformity with the Trust Agreement, By-Laws, Registration Statement and Prospectus and with the instructions and directions of the Trustees of the Trust, and will use its best efforts to conform to the requirements of the 1940 Act, the Investment Advisers Act of 1940 (to the extent applicable), the Internal Revenue Code of 1986, as amended, relating to regulated investment companies and all rules and regulations thereunder, the Insider Trading and Securities Fraud Enforcement Act of 1988 (to the extent applicable) and all other applicable federal and state laws, regulations and rulings.

             (c) The Adviser shall render to the Trustees of the Trust such periodic and special reports as the Trustees may reasonably request.

             (d) The Adviser shall notify the Trust of any material change in the management of the Adviser within a reasonable time after such change.

             (e) The Adviser shall immediately notify the Trust in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust's Registration Statement regarding the Trust, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

             (f) The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

        4. Expenses

             (a) During the term of this Agreement, the Adviser will pay all costs incurred by it in connection with the performance of its duties under paragraph 3 hereof, other than the cost (including taxes and brokerage commissions, if any) of securities purchased for the Portfolio.

             (b) The Adviser agrees that its gross compensation for any fiscal year shall not be greater than an amount which, when added to the other expenses of the Portfolio, shall cause the aggregate expenses of the Portfolio to equal the maximum expenses under the lowest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the Shares of the Portfolio may be qualified for offer and sale. Except to the extent that such amount has been reflected in reduced payments to the Adviser, the Adviser shall refund to the Portfolio the amount of any payment received in excess of the limitation pursuant to this section as promptly as practicable after the end of such fiscal year, provided that the Adviser shall not be required to pay the Portfolio an amount greater than the fee paid to the Adviser in respect of such year pursuant to this Agreement. As used in this section, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by the Portfolio determined (i) by multiplying a fixed percentage by the average, or by multiplying more than one such percentage by different specified amounts of the average, of the values of the Portfolio's net assets for a fiscal year or (ii) by multiplying a fixed percentage by the Portfolio's net investment income for a fiscal year. The words "lowest applicable expense limitation" shall be construed to result in the largest reduction of the Adviser's compensation for any fiscal year of the Portfolio; provided, however, that nothing in this Agreement shall limit the Adviser's fees if not required by an applicable statute or regulation referred to above in this section.

     The Adviser may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of the Adviser's services. The Adviser shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Portfolio's expenses, as if such waiver or limitation were fully set forth herein.

        5. Compensation

             (a) For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, the Trust will pay to the Adviser as full compensation therefor a fee at an annual rate of . of 1% of the Portfolio's average net assets.

             (b) The fee will be computed based on net assets on each day and will be paid to the Adviser monthly.

          6. Books and Records. The Adviser shall maintain all of the Trust's records relating to the Adviser's duties with respect to the Portfolio. The Adviser agrees that all records so maintained are the property of the Trust and it will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods, and in the manner, prescribed by the Rules of the Commission under the 1940 Act any such records as are required to be maintained by such Rules. To the extent required by law, the Adviser shall furnish to regulatory authorities having the requisite authority such records which may be requested in order to ascertain whether the operations of the Trust with respect to the Portfolio are being conducted in a manner consistent with applicable laws and regulations.

        7. Indemnification

             (a) Subject to Section 36 of the 1940 Act to the extent applicable, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement.

             (b) The Trust, on behalf of the Portfolio, hereby agrees to indemnify and hold harmless the Adviser, its directors, officers and employees and each person, if any, who controls the Adviser (collectively, the "Indemnified Parties") against any and all losses, claims, damages or liabilities, joint or several, relating to the Portfolio, to which any such Indemnified Party may become subject under the 1933 Act, the Securities Exchange Act of 1934, the Advisers Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon

                  (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statement made not misleading in (x) the Registration Statement or the Prospectus, (y) any advertisement or sales literature authorized by the Trust for use in the offer and sale of Shares of the Portfolio, or (z) any application or other document filed in connection with the qualification of the Trust or Shares of the Portfolio under the Blue Sky or securities laws of any jurisdiction, except insofar as such losses, claims, damages or liabilities (or actions in respect thereto arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission (1) in a document prepared by the Adviser, or (2) made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Adviser pertaining to or originating with the Adviser for use in connection with any document referred to in clauses
        (x), (y) or (z), or

                  (ii) subject in each case to clause (i) above, the Adviser acting as investment adviser to the Trust with respect to the Portfolio; and the Trust, from the assets of the Portfolio, will reimburse each Indemnified Party for any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action.

             (c) If the indemnification provided for in paragraph 7(b) is available in accordance with the terms of such paragraph but is for any reason held by a court in a final adjudication to be unavailable from the Trust, then the Trust, from the assets of the Portfolio, shall contribute to the aggregate amount paid or payable by the Trust and such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Portfolio and such Indemnified Party in connection with the operations of the Portfolio, (ii) the relative fault of the Trust with respect to the Portfolio and such Indemnified Party, and (iii) any other relevant equitable considerations. The Trust and the Adviser agree that it would not be just and equitable if contribution pursuant to this subparagraph
        (c) were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (c). The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (c) shall be deemed to include any legal or other expenses incurred by the Trust and the Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

             (d) It is understood, however, that nothing in this paragraph 7 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against, or contribution with respect to, any liability to the Trust or its Shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties, under this Agreement or otherwise to an extent or in a manner inconsistent with Section 17(i) of the 1940 Act.

          8. Duration and Termination. This Agreement, shall continue, unless sooner terminated as provided herein, until May 31, 1997, and thereafter shall continue automatically for periods of one year so long as each such latter continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing the interests in the Portfolio; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding Shares (as so defined) representing the interests in the Portfolio affected thereby on 60 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).

          9. Status of Adviser as Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust or Portfolio in any way or otherwise be deemed an agent of the Trust or Portfolio.

          10. Amendment of Agreement. This Agreement may be amended, changed or waived only by an instrument in writing and by mutual consent, but the consent of the Trust must be approved (a) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in the Portfolio.

          11. Limitation of Liability. The name "The Pilot Funds" refers to the Trustees under the Declaration collectively as trustees and not as individuals. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that no shareholder, Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

          The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Portfolio's assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust or Portfolio or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. The Adviser understands that the rights and obligations of each series under the Declaration are separate and distinct from those of any and all other series.

          12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors subject to the last sentence of paragraph 9, and, to the extent provided in paragraph 7 hereof, each Indemnified Party. Anything herein to the contrary notwithstanding, this Agreement shall not be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Trust to fail to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, nor shall this Agreement be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. This Agreement may be executed simultane-ously in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. This Agreement shall supersede all prior investment advisory or management agreements entered into between the parties. This Agreement shall not apply to the management of assets allocated to any series of the Trust other than the Portfolio.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                                      THE PILOT FUNDS
Attest:
                                                      By:
------------------                                       --------------------
                                                          Name:
                                                          Title:
                                                      BOATMEN'S TRUST COMPANY
Attest:
                                                      By:
------------------                                       --------------------
                                                          Name:
                                                          Title:

                                                                      APPENDIX A

                                THE PILOT FUNDS
                           CONTRACTUAL ADVISORY FEES

                                      PORTFOLIO                                         FEE
-------------------------------------------------------------------------------------  -----
Growth & Income Fund.................................................................   .75%
Equity Income Fund...................................................................   .75%
Intermediate Municipal Bond Fund.....................................................   .55%
Municipal Bond Fund..................................................................   .55%
Intermediate U.S. Government Securities Fund.........................................   .55%
U.S. Government Securities Fund......................................................   .55%
Growth Fund..........................................................................   .75%
Diversified Bond Income Fund.........................................................   .55%
Small Capitalization Equity Fund.....................................................  1.00%
Short-Term U.S. Treasury Fund........................................................   .15%
Short-Term Diversified Assets Fund...................................................   .15%
Short-Term Tax-Exempt Diversified Fund...............................................   .20%
Missouri Short-Term Tax-Exempt Fund..................................................   .20%

                                                                       EXHIBIT B

                                    FORM OF
                               ADVISORY AGREEMENT
                                      FOR
                        PILOT INTERNATIONAL EQUITY FUND

     AGREEMENT made this day of             , 199 between THE PILOT FUNDS, a
Massachusetts business trust (the "Trust"), on behalf of the Pilot International Equity Fund, and BOATMEN'S TRUST COMPANY, a Trust Company organized under the laws of Missouri (the "Adviser").

                              W I T N E S S E T H

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Trust is authorized to issue Units of beneficial interest (hereafter referred to as "Shares") in separate series with each such series representing the interests in a separate portfolio of securities and other assets;

     WHEREAS, the Trust has established and presently offers (or intends to offer) Shares in a portfolio currently known as the Pilot International Equity Fund (the "Portfolio"); and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Portfolio as indicated herein and the Adviser is willing to so render such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

          1. Appointment of Adviser. The Trust hereby appoints the Adviser to act as investment adviser to the Trust and the Portfolio for the periods and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Delivery of Documents. The Trust has delivered (or will deliver as soon as is possible) to the Adviser copies of each of the following documents:

             (a) Agreement and Declaration of Trust of the Trust dated as of July 15, 1982 (such Agreement and Declaration of Trust, as presently in effect and as amended from time to time, is herein called the "Trust Agreement"), copies of which are also on file with the Secretary of the Commonwealth of Massachusetts;

             (b) By-Laws of the Trust (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

             (c) Certified resolutions of the Shareholder(s) and the Trustees of the Trust approving the terms of this Agreement;


             (d) Custodian Agreement (including related fee schedule) dated May 4, 1996 between the Trust and Boatmen's Trust Company (such Agreement, as presently in effect and as amended and/or superseded from time to time, is herein called the "Custodian Agreement");


             (e) Prospectus and Statement of Additional Information of the Trust with respect to the Portfolio as currently in effect (such Prospectus and Statement of Additional Information, as currently in effect and as amended, supplemented and/or superseded from time to time, is herein called the "Prospectus"); and

             (f) Registration Statement of the Trust under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act on Form N-1 as filed with the Securities and Exchange Commission (the "Commission") on July 16, 1982, and as amended on Form N-1A (such Registration

        Statement, as presently in effect and as amended from time to time, is herein called the "Registration Statement").

     The Trust agrees to promptly furnish the Adviser from time to time with copies of all amendments of or supplements to or otherwise current versions of any of the foregoing documents not heretofore furnished.

          3. Duties of Adviser.

             (a) Subject to the general supervision of the Trustees of the Trust, the Adviser shall:

                (i) provide guidelines for the manager with regard to (a) the basic investment strategy of the Portfolio; and (b) the allocation of the Portfolio's assets among the countries and currencies in which the Portfolio is permitted to invest as provided in its then currently effective Prospectus and Statement of Additional Information;

                (ii) monitor the manager's compliance with the guidelines established pursuant to Subparagraphs 3(a)(i)(a) and 3(a)(i)(b) above;

                (iii) review the selection of foreign subcustodians and monitor the performance of foreign subcustodians, including responding to operational issues relating thereto;

                (iv) provide cash management services to the Portfolio as necessary;

                (v) periodically review the pricing of portfolio securities;

                (vi) monitor the performance of the Portfolio's manager;

                (vii) periodically report to the Trustees of the Portfolio, no less frequently than annually, on the performance of the manager and make recommendations to the Trustees as to the continuation or termination of such management relationship; and

                (viii) provide assistance in the preparation and presentation to the Board of information relating to the Portfolio.

             (b) The Adviser, in the performance of its duties hereunder, shall act in conformity with the Trust Agreement, By-Laws, Registration Statement and Prospectus and with the instructions and directions of the Trustees of the Trust, and will use its best efforts to conform to the requirements of the 1940 Act, the Investment Advisers Act of 1940 (to the extent applicable), the Internal Revenue Code of 1986, as amended, relating to regulated investment companies and all rules and regulations thereunder, the Insider Trading and Securities Fraud Enforcement Act of 1988 (to the extent applicable) and all other applicable federal and state laws, regulations and rulings.

             (c) The Adviser shall render to the Trustees of the Trust such periodic and special reports as the Trustees may reasonably request.

             (d) The Adviser shall notify the Trust of any change in the management of the Adviser within a reasonable time after such change.

             (e) The Adviser shall immediately notify the Trust in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust's Registration Statement regarding the Trust, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

             (f) The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

        4. Expenses.

             (a) During the term of this Agreement, the Adviser will pay all costs incurred by it in connection with the performance of its duties under paragraph 3 hereof other than the cost, if any, (including taxes and brokerage commissions, if any) of securities purchased for the Portfolio.

             (b) The Adviser agrees that its gross compensation for any fiscal year shall not be greater than an amount which, when added to the other expenses of the Portfolio, shall cause the aggregate expenses of the Portfolio to equal the maximum expenses under the lowest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the Shares of the Portfolio may be qualified for offer and sale. Except to the extent that such amount has been reflected in reduced payments to the Adviser, the Adviser shall refund to the Portfolio its proportionate share of the amount by which the aggregate payments received by the Adviser and the investment manager are in excess of the limitation pursuant to this section as promptly as practicable after the end of such fiscal year, provided that the Adviser shall not be required to pay the Portfolio an amount greater than the fee paid to the Adviser in respect of such year pursuant to this Agreement. As used in this section, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and "expense limitation" means a limit of the maximum annual expenses which may be incurred by the Portfolio determined (i) by multiplying a fixed percentage by the average, or by multiplying more than one such percentage by different specified amounts of the average, of the values of the Portfolio's net assets for a fiscal year or (ii) by multiplying a fixed percentage by the Portfolio's net investment income for a fiscal year. The words "lowest applicable expense limitation" shall be construed to result in the largest reduction of the Adviser's compensation for any fiscal year of the Portfolio; provided, however, that nothing in this Agreement shall limit the Adviser's fees if not required by an applicable statute or regulation referred to above in this section. As used in this section, The Adviser's "proportionate share,, shall be based on the amount of the Adviser's fee as a percentage of the total advisory and management fees paid or payable by the Trust with respect to the appropriate fiscal year, on behalf of the Portfolio.

     The Adviser may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of the Adviser's services. The Adviser shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Portfolio's expenses, as if such waiver or limitation were fully set forth herein.

        5. Compensation.

             (a) For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, the Trust will pay to the Adviser as full compensation therefor a fee at an annual rate of .80 of 1% of the Portfolio's average net assets.

             (b) The fee will be computed based on net assets on each day and will be paid to the Adviser monthly.

          6. Books and Records. The Adviser shall maintain all of the Trust's records relating to the Adviser's duties with respect to the Portfolio. The Adviser agrees that all records so maintained are the property of the Trust and it will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods, and in the manner, prescribed by the Rules of the Commission under the 1940 Act any such records as are required to be maintained by such Rules. To the extent required by law, the Adviser shall furnish to regulatory authorities having the requisite authority such records which may be requested in order to ascertain whether the operations of the Trust with respect to the Portfolio are being conducted in a manner consistent with applicable laws and regulations.

        7. Indemnification.

             (a) Subject to Section 36 of the 1940 Act to the extent applicable, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement.

             (b) The Trust, on behalf of the Portfolio, hereby agrees to indemnify and hold harmless the Adviser, its officers, partners and employees and each person, if any, who controls the Adviser (collectively, the "Indemnified Parties") against any and all losses, claims, damages or liabilities, joint or several, relating to the Portfolio, to which any such Indemnified Party may become subject under the 1933 Act, the Securities Exchange Act of 1934, the Advisers Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in (x) the Registration Statement or the Prospectus,
           (y) any advertisement or sales literature authorized by the Trust for use in the offer and sale of Shares of the Portfolio, or (z) any application or other document filed in connection with the qualification of the Trust or Shares of the Portfolio under the Blue Sky or securities laws of any jurisdiction, except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission (1) in a document prepared by the Adviser, (2) pertaining to a failure to disclose a breach of the Adviser's duties in connection with this Agreement, or
           (3) made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Adviser pertaining to or originating with the Adviser for use in connection with any document referred to in clauses (x), (y) or (z), or

                (ii) subject in each case to clause (i) above, the Adviser acting as investment adviser to the Trust with respect to the Portfolio;

and the Trust, from the assets of the Portfolio, will reimburse each Indemnified Party for any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action.

             (c) If the indemnification provided for in paragraph 7(b) is available in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Trust, then the Trust, from the assets of the Portfolio, shall contribute to the aggregate amount paid or payable by the Trust and such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Portfolio and such Indemnified Party in connection with the operations of the Portfolio, (ii) the relative fault of the Trust with respect to the Portfolio and such Indemnified Party, and (iii) any other relevant equitable considerations. The Trust and the Adviser agree that it would not be just and equitable if contribution pursuant to this subparagraph (c) were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (c). The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (c) shall be deemed to include any legal or other expenses incurred by the Trust and the Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

             (d) It is understood, however, that nothing in this paragraph 7 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against, or contribution with respect to, any liability to the Trust or its Shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties, under this Agreement, or otherwise to an extent or in a manner inconsistent with Section 17(i) of the 1940 Act.


          8. Duration and Termination. This Agreement shall continue, unless sooner terminated as provided herein, until May 31, 1997, and thereafter shall continue automatically for periods of one year so long as each such latter continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing the interests in the Portfolio; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding Shares (as so defined) representing the interests in the Portfolio affected thereby on 60 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days, written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).


          9. Status of Adviser as Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust or Portfolio in any way or otherwise be deemed an agent of the Trust or Portfolio.

          10. Appointment of Manager. The Adviser is hereby authorized, subject to such approvals as may be required by law, to appoint a manager to provide investment management services to the Trust, on behalf of the Portfolio.

          11. Amendment of Agreement. This Agreement may be amended, changed or waived only by an instrument in writing and by mutual consent, but the consent of the Trust must be approved (a) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in the Portfolio.


          12. Limitation of Liability. The name "The Pilot Funds" refers to the Trustees under the Declaration collectively as trustees and not as individuals. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that no shareholder, Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.


     The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Portfolio's assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust or Portfolio or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. The Adviser understands that the rights and obligations of each series under the Declaration are separate and distinct from those of any and all other series.

          13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors subject to the last sentence of paragraph 8, and, to the extent provided in paragraph 7 hereof, each Indemnified Party. Anything herein to the contrary notwithstanding, this Agreement shall not be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Trust to fail to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, nor shall this Agreement be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

     This Agreement may be executed simultaneously in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. This Agreement shall supersede all prior investment advisory or management agreements entered into between the parties. This Agreement shall not apply to the management of assets allocated to any series of the Trust other than the Portfolio.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                                      THE PILOT FUNDS
Attest:
                                                      By:
------------------                                       --------------------
                                                          Name:
                                                          Title:
                                                      BOATMEN'S TRUST COMPANY
Attest:
                                                      By:
------------------                                       --------------------
                                                          Name:
                                                          Title:

                                                                       EXHIBIT C

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT
                                      FOR
                        PILOT INTERNATIONAL EQUITY FUND

     AGREEMENT made this day      of             , 199  among THE PILOT FUNDS, a
Massachusetts business trust (the "Trust"), on behalf of PILOT INTERNATIONAL EQUITY FUND, BOATMEN'S TRUST COMPANY and KLEINWORT BENSON INVESTMENT MANAGEMENT AMERICAS INC., a Delaware corporation (the "Manager").

                              W I T N E S S E T H:

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

     WHEREAS, the Trust is authorized to issue units of beneficial interest (hereafter referred to as "Shares") in separate series with each such series representing the interests in a separate portfolio of securities and other assets;

     WHEREAS, the Trust has established and presently offers (or intends to offer) Shares in a portfolio currently known as the Pilot International Equity Fund (the "Fund"); and

     WHEREAS, pursuant to authority granted to Boatmen's Trust Company (the "Adviser") by the Trust's Trustees and pursuant to the provisions of the
Advisory Agreement dated             , 199  between the Adviser and the Trust,
the Adviser has selected the Manager to render investment management services to the Trust with respect to the Fund as indicated herein and the Manager is willing to so render such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

          1. Appointment of Manager. The Trust and the Adviser hereby appoint the Manager to act as investment manager to the Trust and the Fund for the periods and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Name of Manager. The Trust and the Adviser hereby agree not to use the name "Kleinwort Benson Investment Management Americas Inc.", or any derivative thereof, in the Trust's Registration Statement on Form N-1A, or in any sales literature, advertisement or other document distributed to the public without the consent of the Manager provided, however, that the Trust reserves the right to redesignate the name of the Fund in the event Kleinwort Benson Investment Management Americas Inc. ceases to act as investment manager hereunder.

          3. Delivery of Documents. The Trust has delivered (or will deliver as soon as is possible) to the Manager copies of each of the following documents:

             (a) Agreement and Declaration of Trust of the Trust dated as of July 15, 1982 (such Agreement and Declaration of Trust, as presently in effect and as amended from time to time, is herein called the "Trust Agreement" or the "Declaration"), copies of which are also on file with the Secretary of The Commonwealth of Massachusetts;

             (b) By-Laws of the Trust (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

             (c) Certified resolutions of the Shareholder(s) and the Trustees of the Trust approving the terms of this Agreement;

             (d) Custodian Agreement (including related fee schedule) dated May 4, 1996 between the Trust and Boatmen's Trust Company (such Agreement, as presently in effect and as amended and/or superseded from time to time, is herein called the "Custodian Agreement");

             (e) Prospectuses and Statements of Additional Information of the Trust with respect to the Fund as currently in effect (such Prospectuses and Statements of Additional Information, as currently in effect and as amended, supplemented and/or superseded from time to time, are herein called the "Prospectus"); and

             (f) Registration Statement of the Trust under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act on Form N-1 as filed with the Securities and Exchange Commission (the "Commission") on July 16, 1982, and as amended on Form N-1A (such Registration Statement, as presently in effect and as amended from time to time, is herein called the "Registration Statement").

          The Trust agrees to promptly furnish the Manager from time to time with copies of all amendments of or supplements to or otherwise current versions of any of the foregoing documents not heretofore furnished.

         4. Duties of Manager.

             (a) Subject to the general supervision of the Adviser and the Trustees of the Trust, the Manager shall manage the investment operations of the Fund and the composition of the Fund's assets, including the purchase, retention and disposition thereof. In this regard, the Manager:

                (i) shall provide supervision of the Fund's assets, furnish a continuous investment program for the Fund, determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

                (ii) shall place orders with broker-dealers, foreign currency dealers, futures commissions merchants or others pursuant to the Manager's determinations in accordance with the Fund's policies as expressed in the Registration Statement; and

                (iii) may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as its other customers (including any other Fund or any other investment company or management account for which the Manager acts as manager or adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

             (b) The Manager, in the performance of its duties hereunder, shall act in conformity with the Trust Agreement, By-Laws, Registration Statement and Prospectus and with the instructions and directions of the Trustees of the Trust, and will use its best efforts to conform to the requirements of the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, as amended, relating to regulated investment companies and all rules and regulations thereunder, the Insider Trading and Securities Fraud Enforcement Act of 1988 and all other applicable federal and state laws, regulations and rulings.

             (c) The Manager shall render to the Trustees of the Trust such periodic and special reports as the Trustees may reasonably request.

             (d) The Manager shall notify the Trust of any change in the management of the Manager within a reasonable time after such change.

             (e) The Manager shall immediately notify the Trust in the event that the Manager or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Manager from serving as investment manager pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. The Manager further agrees to notify the Trust immediately of any material fact known to the Manager respecting or relating to the Manager that is not contained in the Trust's Registration Statement regarding the Trust, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

        5. Expenses.

             (a) During the term of this Agreement, the Manager will pay all costs incurred by it in connection with the performance of its duties under paragraph 3 hereof, other than the cost (including taxes and brokerage commissions, if any) of securities purchased for the Fund.

             (b) The Manager agrees that its gross compensation for any fiscal year shall not be greater than an amount which, when added to the other expenses of the Fund, shall cause the aggregate expenses of the Fund to equal the maximum expenses under the lowest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the Shares of the Fund may be qualified for offer and sale. Except to the extent that such amount has been reflected in reduced payments to the Manager, the Manager shall refund to the Fund its proportionate share of the amount by which the aggregate payments received by the Adviser and the Manager are in excess of the limitation pursuant to this section as promptly as practicable after the end of such fiscal year, provided that the Manager shall not be required to pay the Fund an amount greater than the fee paid to the Manager in respect of such year pursuant to this Agreement. As used in this section, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and "expense limitation" means a limit of the maximum annual expenses which may be incurred by the Fund determined (i) by multiplying a fixed percentage by the average, or by multiplying more than one such percentage by different specified amounts of the average, of the values of the Fund's net assets for a fiscal year or (ii) by multiplying a fixed percentage by the Fund's net investment income for a fiscal year. The words "lowest applicable expense limitation" shall be construed to result in the largest reduction of the Manager's compensation for any fiscal year of the Fund; provided, however, that nothing in this Agreement shall limit the Manager's fees if not required by an applicable statute or regulation referred to above in this section. As used in this section, the Manager's "proportionate share" shall be based on the amount of the Manager's fee as a percentage of the total advisory and management fees paid or payable by the Trust directly or indirectly with respect to the appropriate fiscal year, on behalf of the Fund.

          The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of the Manager's services. The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, with the consent of the Manager, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

        6. Compensation.

             (a) For the services provided and the expenses assumed by the Manager pursuant to this Agreement, the Adviser will pay to the Manager as full compensation therefor a fee at an annual rate of .40 of 1% of the average daily net assets of the Fund up to $325,000,000; provided, that if the average daily net assets of the Fund exceed $325,000,000, the fee payable to the Manager based on that portion of the average of such value in excess of $325,000,000 shall be .25 of 1% of the average daily net assets of the Fund.

             (b) The fee will be computed based on net assets on each day and will be paid to the Manager monthly.

          7. Books and Records. The Manager shall maintain all of the Trust's records relating to the Manager's duties with respect to the Fund. The Manager agrees that all records so maintained are the property of the Trust and it will surrender promptly to the Trust any of such records, other than those records which are by law required to be maintained by the Manager, upon the Trust's request. The Manager further agrees to preserve for the periods, and in the manner, prescribed by the Rules of the Commission under the 1940 Act any such records as are required to be maintained by such Rules. To the extent required by law, the Manager shall furnish to regulatory authorities having the requisite authority such records which may be requested in order to ascertain whether the operations of the Trust with respect to the Fund are being conducted in a manner consistent with applicable laws and regulations.

        8. Indemnification.

             (a) Subject to Section 36 of the 1940 Act to the extent applicable, the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement.

             (b) The Trust, on behalf of the Fund, hereby agrees to indemnify and hold harmless the Manager, its officers, directors and employees and each person, if any, who controls the Manager (collectively, the "Indemnified Parties") against any and all losses, claims, damages or liabilities, joint or several, relating to the Fund, to which any such Indemnified Party may become subject under the 1933 Act, the Securities Exchange Act of 1934, the Advisers Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon

                (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in (x) the Registration Statement or the Prospectus,
           (y) any advertisement or sales literature authorized by the Trust for use in the offer and sale of Shares of the Fund, or (z) any application or other document filed in connection with the qualification of the Trust or Shares of the Fund under the Blue Sky or securities laws of any jurisdiction, except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission (1) in a document prepared by the Manager, (2) which pertains to a failure to disclose a breach of the Manager's duties in connection with this Agreement, or (3) made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Manager pertaining to or originating with the Manager for use in connection with any document referred to in clauses (x), (y) or (z), or

                (ii) the Manager acting as investment manager to the Trust with respect to the Fund;

        and the Trust, from the assets of the Fund, will reimburse each Indemnified Party for any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action.

             (c) If the indemnification provided for in paragraph 8(b) is available in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Trust, then the Trust, from the assets of the Fund, shall contribute to the aggregate amount paid or payable by the Trust and such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Fund and such Indemnified Party in connection with the operations of the Fund, (ii) the relative fault of the Trust with respect to the Fund and such Indemnified Party, and (iii) any other relevant equitable considerations. The Trust and the Manager agree that it would not be just and equitable if contribution pursuant to this subparagraph (c) were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (c). The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (c) shall be deemed to include any legal or other expenses incurred by the Trust and the Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

             (d) It is understood, however, that nothing in this paragraph 8 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against, or contribution with respect to, any liability to the Trust or its Shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties, under this Agreement, or otherwise to an extent or in a manner inconsistent with Section 17(i) of the 1940 Act.

          9. Duration and Termination. Insofar as the Shareholders of the Fund are affected by this Agreement, it shall continue, unless sooner terminated as provided herein, until May 31, 1997, and thereafter shall continue automatically for periods of one year so long as each such latter continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
     (b) by the Trustees of the Trust or by vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) of the Fund; provided, however, that this Agreement may be terminated by the Trust, at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding Shares (as so defined) of the Fund affected thereby or by the Adviser, on 60 days' written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on 60 days' written notice to the Trust and the Adviser. This Agreement will automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).

          10. Status of Manager as Independent Contractor. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust or Fund in any way or otherwise be deemed an agent of the Trust or Fund or of the Adviser.

          11. Amendment of Agreement. This Agreement may be amended, changed or waived only by an instrument in writing and by mutual consent of the Trust, the Adviser and the Manager, but the consent of the Trust must be approved
     (a) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940
     Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) of the Fund.

          12. Limitation of Liability. The name "The Pilot Funds" refers to the Trustees under the Declaration collectively as trustees and not as individuals. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that no shareholder, Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

          The Manager is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund's assets, and the Manager shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust or Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. The Manager understands that the rights and obligations of each series under the Declaration are separate and distinct from those of any and all other series.

          13. Investment Information. Kleinwort Benson Investment Management Americas Inc. is a wholly-owned, independent subsidiary of Kleinwort Benson Group plc. The Fund may include securities of companies with respect to which Kleinwort Benson Group plc or its affiliates (including, without limitation, Kleinwort Benson Limited) (collectively, the "Kleinwort Benson Group") provides investment banking, financial, management or other services, has other confidential relationships, maintains a position or makes a market or otherwise may have an interest. The Trust acknowledges that, for good commercial and legal reasons, nonpublic information (a) which becomes available to any member of the Kleinwort Benson Group through its relationships or for any other reason cannot be passed on to Kleinwort Benson Investment Management Americas Inc. or to the Trust or used for the benefit of any of the series of the Trust; and (b) which becomes available to Kleinwort Benson Investment Management Americas Inc. for any reason cannot be passed on to the Trust or used for the benefit of the Fund or any other series of the Trust.

          14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors subject to the last sentence of paragraph 9, and, to the extent provided in paragraph 8 hereof, each Indemnified Party. Anything herein to the contrary notwithstanding, this Agreement shall not be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Trust to fail to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, nor shall this Agreement be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. This Agreement shall supersede all prior investment advisory, subadvisory or management agreements entered into between the parties. This Agreement shall not apply to the management of assets allocated to any series of the Trust other than the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                                      THE PILOT FUNDS
Attest:
                                                      By:
------------------                                       ------------------------
                                                          Name:
                                                          Title:
                                                      KLEINWORT BENSON INVESTMENT
                                                      MANAGEMENT AMERICAS INC.
Attest:
                                                      By:
------------------                                       ------------------------
                                                          Name:
                                                          Title:
                                                      BOATMEN'S TRUST COMPANY
Attest:
                                                      By:
------------------                                       ------------------------
                                                          Name:
                                                          Title:

                                                                       EXHIBIT D

            DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF BOATMEN'S

                                      POSITION WITH
                                     BOATMEN'S TRUST              POSITION AND NAME
               NAME                      COMPANY                  OF OTHER BUSINESS
-----------------------------------  ----------------  ----------------------------------------
Howard F. Baer.....................  Director          Retired
                                                       32 North Kings Highway, Suite 504
                                                       St. Louis, Missouri 63108
Clarence C. Barksdale..............  Director          Vice Chairman
                                                       Washington University 7425 Forsyth
                                                       Boulevard Campus Box 1227
                                                       St. Louis, Missouri 63105
Gerald D. Blatherwick..............  Director          Retired
                                                       26 Fordyce Lane
                                                       St. Louis, Missouri 63124
Stephen F. Brauer..................  Director          President
                                                       Hunter Engineering Company
                                                       11250 Hunter Drive
                                                       Bridgeton, Missouri 63004
Mary L. Burke, Ph.D................  Director          Head of School
                                                       Whitfield School
                                                       175 South Mason Road
                                                       St. Louis, Missouri 63141
Andrew B. Craig, III...............  Director          Chairman and Chief Executive Officer
                                                       Boatmen's Bancshares, Inc.
                                                       One Boatmen's Plaza
                                                       St. Louis, Missouri 63101
Donald Danforth, Jr................  Director          President
                                                       Danforth Agri-Resources Inc.
                                                       700 Corporate Park Drive, Suite 330
                                                       St. Louis, Missouri 63105-4209
The Honorable John C. Danforth.....  Director          Bryan Cave LLP
                                                       One Metropolitan Sq.
                                                       211 N. Broadway, Suite 3600
                                                       St. Louis, MO 63102-2750
Martin E. Galt, III................  Director and      Chief Executive Officer
                                     President         Chairman of the Board, President and
                                                       Boatmen's Trust Company
                                                       100 North Broadway
                                                       St. Louis, Missouri 63102
A. William Hager...................  Director          Chairman of the Board
                                                       Hager Hinge Company
                                                       139 Victor Street
                                                       St. Louis, Missouri 63104

                                      POSITION WITH
                                     BOATMEN'S TRUST              POSITION AND NAME
               NAME                      COMPANY                  OF OTHER BUSINESS
-----------------------------------  ----------------  ----------------------------------------
Samuel B. Hayes, III...............  Director          President, Boatmen's Bancshares, Inc.
                                                       The Boatmen's National Bank of
                                                       St. Louis
                                                       One Boatmen's Plaza
                                                       St. Louis, Missouri 63101
Robert B. Hoffman..................  Director          Senior Vice President and
                                                       Chief Financial Officer
                                                       Monsanto Company -- DIF
                                                       800 N. Lindbergh Boulevard
                                                       St. Louis, Missouri 63167
Robert E. Kresko...................  Director          Pierre Laclede Center
                                                       7701 Forsyth, Suite 680
                                                       St. Louis, Missouri 63105
John Peters MacCarthy..............  Director          Retired
                                                       6 Robin Hill Lane
                                                       St. Louis, Missouri 63124
James S. McDonnell, III............  Director          Retired
                                                       40 Glens Eagles Drive
                                                       St. Louis, Missouri 63124
John B. McKinney...................  Director          President, Chief Executive Officer
                                                       Laclede Steel Company
                                                       One Metropolitan Square, 15th Floor
                                                       St. Louis, Missouri 63102
Reuben M. Morriss, III.............  Director          Retired
                                                       10048 Litzsinger Road
                                                       St. Louis, Missouri 63124
William C. Nelson..................  Director          Chairman, President and
                                                       Chief Executive Officer
                                                       Boatmen's First National Bank of
                                                       Kansas City
                                                       10th & Baltimore
                                                       P.O. Box 419038
                                                       Kansas City, Missouri 64183
Kimberly A. Olson..................  Director          Executive Vice President
                                                       Group One Capital
                                                       1611 Des Peres Road, Suite 395
                                                       St. Louis, Missouri 63131
William A. Peck, M.D...............  Director          Executive Vice Chancellor and Dean
                                                       Washington University School of
                                                       Medicine
                                                       660 South Euclid Avenue, Box 8106
                                                       St. Louis, Missouri 63110
W.R. Persons.......................  Director          200 South Bemiston Avenue
                                                       Suite 308
                                                       St. Louis, Missouri 63105

                                      POSITION WITH
                                     BOATMEN'S TRUST              POSITION AND NAME
               NAME                      COMPANY                  OF OTHER BUSINESS
-----------------------------------  ----------------  ----------------------------------------
Jerry E. Ritter....................  Director          Chairman of the Board of
                                                       Clark Enterprise, Inc. and
                                                       Consultant to Anheuser-Busch
                                                       Companies, Inc.
                                                       1401 Clark Avenue, 63103
                                                       St. Louis, Missouri 63103
Hugh Scott, III....................  Director          Chairman and Chief Executive Officer
                                                       Western Diesel Services, Inc.
                                                       101 South Hauley, Suite 1910
                                                       St. Louis, Missouri 63105
Richard W. Shomaker................  Director          Retired
                                                       14181 Woods Mill Cove
                                                       Chesterfield, Missouri 63017
Brice R. Smith, Jr.................  Director          Chairman Emeritus
                                                       Sverdrup Corporation
                                                       SPIRE Co. LLC
                                                       13801 Riverport Drive, Suite 301
                                                       Maryland Heights, Missouri 63043
William D. Stamper.................  Director          President
                                                       William D. Stamper Company
                                                       7777 Bonhomme, Suite 1006
                                                       St. Louis, Missouri 63105
Janet M. Weakley...................  Director          President
                                                       Janet McAfee Inc. Real Estate
                                                       9889 Clayton Road
                                                       St. Louis, Missouri 63124
Gordon E. Wells....................  Director          Retired
                                                       3121 West 67th Terrace
                                                       Shawnee Mission, Kansas 66208

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposals 1A and 1B and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

                        PILOT INTERNATIONAL EQUITY FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of Pilot International Equity Fund (the "Fund"), a series of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTB      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT INTERNATIONAL EQUITY FUND



Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

1B.  To approve a proposed new Investment Management
     Agreement between the Trust on behalf of the
     Fund, Boatmen's Trust Company, and Kleinwort
     Benson Investment Management Americas Inc. as
     described in the accompanying proxy statement.     / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposal 1A and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

                            PILOT EQUITY INCOME FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the above noted series (the "Fund") of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTA      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT EQUITY INCOME FUND


Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposal 1A and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

                               PILOT GROWTH FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the above noted series (the "Fund") of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTA      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT GROWTH FUND



Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposal 1A and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

                          PILOT GROWTH AND INCOME FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the above noted series (the "Fund") of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTA      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT GROWTH AND INCOME FUND



Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposal 1A and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

                     PILOT SMALL CAPITALIZATION EQUITY FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the above noted series (the "Fund") of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTA      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT SMALL CAPITALIZATION EQUITY FUND



Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposal 1A and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

                       PILOT DIVERSIFIED BOND INCOME FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the above noted series (the "Fund") of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTA      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT DIVERSIFIED BOND INCOME FUND



Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposal 1A and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

                     PILOT INTERMEDIATE MUNICIPAL BOND FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the above noted series (the "Fund") of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTA      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT INTERMEDIATE MUNICIPAL BOND FUND



Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposal 1A and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

               PILOT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the above noted series (the "Fund") of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTA      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND



Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposal 1A and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

                           PILOT MUNICIPAL BOND FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the above noted series (the "Fund") of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTA      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT MUNICIPAL BOND FUND



Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposal 1A and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

                     PILOT U.S. GOVERNMENT SECURITIES FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the above noted series (the "Fund") of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTA      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT U.S. GOVERNMENT SECURITIES FUND



Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposal 1A and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

                   PILOT MISSOURI SHORT-TERM TAX-EXEMPT FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the above noted series (the "Fund") of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTA      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT MISSOURI SHORT-TERM TAX-EXEMPT FUND



Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposal 1A and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

                    PILOT SHORT-TERM DIVERSIFIED ASSETS FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the above noted series (the "Fund") of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTA      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT SHORT-TERM DIVERSIFIED ASSETS FUND



Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposal 1A and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

                  PILOT SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the above noted series (the "Fund") of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTA      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND



Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date

THE PILOT FUNDS
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735




When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy shall be voted "FOR" the approval of Proposal 1A and "FOR" the approval of Proposal 2 and in the discretion of the proxies with respect to all other matters which may properly come before the special meeting and any adjustments thereof. The party signing below acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please complete, sign and date Below and Mail in Accompanying Postpaid Envelope.

THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.



                                THE PILOT FUNDS

                      PILOT SHORT-TERM U.S. TREASURY FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 1996

The undersigned appoints William J. Tomko, Bruce Treff, and George O. Martinez and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the above noted series (the "Fund") of The Pilot Funds, which the undersigned is entitled to vote at the combined special meeting of shareholders of The Pilot Funds to be held on December 18, 1996 at 10 a.m., Eastern time, and at any adjournment thereof.

NOTE: This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trustee or guardian, please give your title as such.



        ACCOUNT NUMBER:
        SHARES:
        CONTROL NO:




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

                                  PILOTA      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PILOT SHORT-TERM U.S. TREASURY FUND



Vote on Proposals:                                      For   Against   Abstain

1A.  To approve a proposed new Investment Advisory
     Agreement between the Trust on behalf of the
     Fund and Boatmen's Trust Company, as set forth
     in the accompanying proxy statement.               / /      / /      / /

2.   To ratify the selection of Arthur Anderson LLP
     as independent certified public accountants
     for the Trust.                                     / /      / /      / /




---------------------------     -----------------------------     --------------
Signature                       Signature (Joint Owners)          Date